UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

Martin Marietta Materials, Inc.
(Exact name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	1-12744 (Commission File Number)	56-1848578 (IRS. Employer Identification No.)

4123 Parklake Ave Raleigh, North Carolina (Address of Principal Executive Offices)	27612 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 20, 2023, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), CRH Americas Materials, Inc, a Delaware corporation (“Purchaser”), and, solely for certain purposes set forth in the Purchase Agreement (as defined below), CRH plc, a public limited company organized under the laws of Ireland, entered into an Equity and Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from Martin Marietta and certain of its subsidiaries (i) all of the issued and outstanding equity interests in Martin Marietta South Texas Cement, LLC, which operates Martin Marietta’s South Texas cement plant and related operations, and (ii) the assets comprising Martin Marietta’s South Texas ready-mix concrete operations (collectively, the “Business” and such acquisition, the “Transaction”).

The purchase price to be paid to Martin Marietta in connection with the Transaction is $2,100,000,000 in cash (the “Purchase Price”), subject to certain customary adjustments as set forth in the Purchase Agreement.

Each party’s obligation to consummate the Transaction is conditioned upon the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the satisfaction or waiver of other customary closing conditions. The Purchase Agreement also includes customary termination provisions for both Martin Marietta and Purchaser, including the right to terminate the Purchase Agreement if the closing has not occurred on or prior to November 20, 2024 subject to two three-month extensions if all conditions to closing other than those relating to HSR Act approval have been satisfied.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among other things, (a) customary operating restrictions on the conduct of the Business during the period from the execution of the Purchase Agreement to the closing of the Transaction and (b) customary non-compete and non-solicitation agreements.

The representations and warranties of Martin Marietta and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement.  In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, (e) have been included in the Purchase Agreement for the purpose of allocating risk between Martin Marietta and Purchaser rather than establishing matters as facts and (f) will not survive consummation of the Transaction. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Martin Marietta or Purchaser or their respective subsidiaries, affiliates or businesses. Investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Martin Marietta or Purchaser or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Martin Marietta’s public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On November 21, Martin Marietta issued a press release announcing the entry into the Purchase Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Investors are cautioned that all statements in this Current Report on Form 8-K that relate to the future involve risks and uncertainties, and are based on assumptions that Martin Marietta believes in good faith are reasonable but which may be materially different from actual results. These statements, which are forward-looking statements under the Private Securities Litigation Reform Act of 1995, provide the investor with Martin Marietta’s expectations or forecasts of future events. You can identify these statements by the fact that they do not relate only to historical or current facts. They may use words such as “anticipate,” “may,” “expect,” “should,” “believe,” “project,” “intend,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance. Any or all of management’s forward-looking statements here and in other publications may turn out to be wrong.

Martin Marietta’s outlook is subject to risks and uncertainties and is based on assumptions that Martin Marietta believes in good faith are reasonable but which may be materially different from actual results. Factors that Martin Marietta currently believes could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K include, but are not limited to: uncertainties as to the timing of the sale of the Business and the risk that the Transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, the effect of the announcement or pendency of the Transaction on Martin Marietta’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners, risks related to diverting management’s attention from Martin Marietta’s ongoing business operations, uncertainties as to Martin Marietta’s ability and the amount of time necessary to realize the expected benefits of the Transaction, changes in the economic and financial conditions of Martin Marietta’s business and uncertainties and matters beyond the control of management; and other risk factors found in Martin Marietta’s filings with the SEC.

You should consider these forward-looking statements in light of risk factors discussed in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2022 and other periodic filings made with the SEC. All of Martin Marietta’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Martin Marietta or that Martin Marietta considers immaterial could affect the accuracy of its forward-looking statements, or adversely affect or be material to Martin Marietta. Martin Marietta assumes no obligation to update any such forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Equity and Asset Purchase Agreement, dated as of November 20, 2023, among Martin Marietta Materials, Inc., CRH Americas Materials, Inc. and CRH plc.
99.1	Press Release, dated November 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: November 24, 2023	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary